EXHIBIT 24.1


                                POWER OF ATTORNEY

         The undersigned Director of Digital Biometrics, Inc., a Delaware corporation, hereby constitutes and appoints James C. Granger and John J. Metil or either of them as Attorney-in-Fact in their respective name, place and stead to execute Digital Biometric's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, together with any and all subsequent amendments thereof, in their respective capacities as President, Chief Executive Officer and Director, and Chief Operating Officer and Chief Financial Officer, and hereby ratifies all that either said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of December, 1997.

                                         /s/ George Latimer
                                         ------------------------
                                         George Latimer,
                                         Director

                                POWER OF ATTORNEY

         The undersigned Chairman of the Board of Directors of Digital Biometrics, Inc., a Delaware corporation, hereby constitutes and appoints James
C. Granger and John J. Metil or either of them as Attorney-in-Fact in their respective name, place and stead to execute Digital Biometric's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, together with any and all subsequent amendments thereof, in their respective capacities as President, Chief Executive Officer and Director, and Chief Operating Officer and Chief Financial Officer, and hereby ratifies all that either said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of December, 1997.

                                         /s/ C. McKenzie Lewis III
                                         ---------------------------
                                         C. McKenzie Lewis III,
                                         Chairman of the Board of Directors

                                POWER OF ATTORNEY

         The undersigned Director of Digital Biometrics, Inc., a Delaware corporation, hereby constitutes and appoints James C. Granger and John J. Metil or either of them as Attorney-in-Fact in their respective name, place and stead to execute Digital Biometric's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, together with any and all subsequent amendments thereof, in their respective capacities as President, Chief Executive Officer and Director, and Chief Operating Officer and Chief Financial Officer, and hereby ratifies all that either said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of December, 1997.

                                         /s/ Stephen M. Slavin
                                         ------------------------
                                         Stephen M. Slavin,
                                         Director

                                POWER OF ATTORNEY

         The undersigned Director of Digital Biometrics, Inc., a Delaware corporation, hereby constitutes and appoints James C. Granger and John J. Metil or either of them as Attorney-in-Fact in their respective name, place and stead to execute Digital Biometric's Annual Report on Form 10-K for the fiscal year ended September 30, 1997, together with any and all subsequent amendments thereof, in their respective capacities as President, Chief Executive Officer and Director, and Chief Operating Officer and Chief Financial Officer, and hereby ratifies all that either said Attorney-in-Fact may do by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 17th day of December, 1997.

                                         /s/ Jack A. Klingert
                                         ------------------------
                                         Jack A. Klingert,
                                         Director